                                                                     Exhibit 4.1

      [SPECIMEN OF STOCK CERTIFICATE REPRESENTING CLASS A COMMON STOCK]

                                        [front]

                                      [EMSC LOGO]

                     EMERGENCY MEDICAL SERVICES CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  NUMBER                                                              SHARES
CLA

          CLASS A                                                      CLASS A
        COMMON STOCK                                                COMMON STOCK

                                                                    CUSIP

This certifies that                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS











is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE OF
                            ONE CENT ($.01) EACH OF

Emergency Medical Services Corporation transferable on the books of the Corporation by the holder hereof in person or by authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     [EMERGENCY MEDICAL SERVICES CORPORATION CORPORATE SEAL 2004 DELAWARE]

/s/ Todd G. Zimmerman                                    /s/ William A. Sanger
  SECRETARY                                                CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                       (NEW YORK, NY)
BY             TRANSFER AGENT AND REGISTRAR



                       AUTHORIZED SIGNATURE

                                   [reverse]

                     EMERGENCY MEDICAL SERVICES CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS ON SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common              UNIF GIFT MIN ACT-_________Custodian_________
                                                             (Cust)            (Minor)
TEN ENT-as tenants by the entireties
JT TEN -as joint tenants with right of                      under Uniform Gifts to Minors
        survivorship and not as tenants
        in common                                           Act for____________________
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

  For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________


________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.